EXHIBIT C
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                           MUTUAL COVENANT NOT TO SUE

         This Mutual Covenant Not to Sue ("Covenant") is made and entered into by and between (i) Pacific Financial Group, Inc. ("PFG"), AutoPrime, Inc. ("AP") and (ii) AutoCorp Equities, Inc. and ACE Motor Co., Inc. (collectively "ACE") and is an integral part of a certain Master Agreement by and between the parties dated as of October 1, 2000, to which this Covenant is attached as Exhibit C.


         Now, therefore, for valuable consideration,

1. PFG and AP hereby covenant and agree not to (i) sue ACE, (ii) attempt to collect from ACE, or (iii) to otherwise take any action against ACE, to recover from ACE any cost, claim, obligation or liability directly or indirectly arising out of, or related to, any of the ACE Direct Debt, as such debt is defined in the Master Agreement and described on Exhibit A thereof.

2. ACE hereby covenants and agrees not to sue or otherwise take or assert any action against PFG or AP to recover from PFG or AP any cost, claim, obligation or liability directly or indirectly arising out of, or related to, any dealings between ACE and PFG or AP prior to October 1, 2000.

3. Wherever "PFG", "AP" or "ACE" is used in this Covenant, the terms include the respective affiliates, officers, directors, shareholders, agents, representatives, employees, professionals, successors and of each of the parties.

4. In addition to the provisions of this Covenant, the provisions of the Master Agreement shall be valid and binding upon the parties.

         Executed as of October 1, 2000.

PACIFIC FINANCIAL GROUP, INC.                       AUTOPRIME, INC.

By:__________________________                       By:_________________________
     Bill Bradley                                        David Watt
     President                                           Chief Executive Officer


AUTOCORP EQUITIES, INC.                             ACE MOTOR CO., INC.

By:__________________________                       By:_________________________
    Charles Norman                                       Charles Norman
    President                                             President